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                                                                    EXHIBIT 23.3
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use in this Registration Statement on Form S-4 of our report, dated January 20, 1995, relating to the consolidated financial statements of Conestoga Enterprises, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts."



                                       Beard & Company, Inc.



Reading, Pennsylvania
December 19, 1995